Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Apollo Group, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd S. Nelson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2003

/s/ Todd S. Nelson

Todd S. Nelson
President and Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Apollo Group, Inc. and will be retained by Apollo Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.